EXHIBIT 99.1
VIASPACE TECHNOLOGIES LLC
FOR THE YEARS ENDED
DECEMBER 31, 2004 AND 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
ViaSpace Technologies LLC
Altadena, CA
We have audited the accompanying consolidated balance sheets of ViaSpace Technologies LLC as of December 31, 2004 and 2003, and the related consolidated statements of operations, consolidated members’ equity, and consolidated cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
The financial statements for the year ended December 31, 2000, were audited by other accountants, whose report dated March, 2001, expressed an unqualified opinion on those statements. They have not performed any auditing procedures since that date.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ViaSpace Technologies LLC as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
/s/ JASPERS + HALL, PC
Jaspers + Hall, PC
Denver, Colorado
August 8, 2005

VIASPACE TECHNOLOGIES LLC
Consolidated Balance Sheets
December 31,

	2004	2003
ASSETS
Current Assets:
Cash & Cash Equivalents	$1,932,637	$89,637
Accounts Receivable	365,861	996
Prepaid Expenses	—	9,150

Total Current Assets	2,298,498	99,783

Fixed Assets:
Computer Equipment	41,595	41,595
Office Equipment & Furniture	21,148	21,807
Leasehold Improvements	50,447	50,447

Total Fixed Assets	113,190	113,849
Less Accumulated Depreciation	(103,698)	(67,609)

Net Fixed Assets	9,492	46,240

Other Assets:
Marketable Securities	24,449	—

Total Other Assets	24,449	—

TOTAL ASSETS	$2,332,439	$146,023

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities
Accounts Payable	$350,647	$4,602
Accrued Expenses	210,963	188,105
Unearned Revenue	19,667	—
Current Portion of Long-Term Debt	14,843	8,033
Notes Payable — Related Party	12,376	—

Total Current Liabilities	608,496	200,740

Long-Term Debt
Long-Term Debt	81,549	533,706

Total Long-Term Debt	81,549	533,706

Minority Interest in Consolidated Subsidiaries	492,129	1,092

Members’ Equity (Deficit)	1,150,265	(589,515)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,332,439	$146,023

The accompanying notes are an integral part of these financial statements.

VIASPACE TECHNOLOGIES LLC
Consolidated Statement of Operations
December 31,

	2004	2003
REVENUE:
Government Contracts	$287,500	$39,634
Less Cost of Goods Sold	(202,718)	(23,815)

Net Profit	84,782	15,819

EXPENSES:
Payroll	70,225	370,460
Travel	54,557	36,457
Professional Fees	54,464	36,240
Consulting Fees	39,369	28,234
Depreciation	36,344	23,006
Franchise Taxes	14,167	5,938
Property Taxes	13,068	209
Payroll Taxes	9,563	23,464
Telephone & Internet	7,952	10,386
Rent	7,010	56,051
Administrative Expenses	5,458	7,150
Dues & Subscriptions	5,162	417
Bad Debt Expense	—	14,720
Insurance	—	8,086

Total Operating Expenses	317,339	620,818

Net (Loss) from Operations	(232,557)	(604,999)

Other Income/Expenses:
Interest Income	1,086	3,711
Other Income	32,746	45,461
Interest Expense	(21,522)	(31,999)
Forgiveness of Debt	—	800,000
Gain on affiliate stock sale	—	2,053,692

Total Other Income/Expense	12,310	2,870,865

Net (Loss) Income Before Minority Interest	(220,247)	2,265,866

Minority Interest in Net Income (Loss) of Consolidated Subsidiaries	11,493	(18,222)

Net Income (Loss)	$(208,754)	$2,247,644

The accompanying notes are an integral part of these financial statements.

VIASPACE TECHNOLOGIES LLC
Consolidated Cash Flows
December 31,
Indirect Method

	2004	2003
Cash Flows from Operating Activities:
Net Profit/(Loss)	$(208,754)	$2,247,644
Depreciation	36,344	23,006
Adjustments to reconcile net profit (loss) to net cash provided by (used in) operating activities
(Increase) in Accounts Receivable	(364,865)	35,571
Decrease (Increase) in Prepaid Expenses	9,150	(5,550)
Decrease in Other Assets	—	9,121
Decrease in Other Receivables	—	57,915
Increase (Decrease) in Accounts Payable	346,045	(126,923)
Increase in Unearned Revenue	19,667	—
Increase (Decrease) in Accrued Expenses	22,858	(24,334)
Minority Interest in Consolidated Subsidiaries	(11,493)	18,222

Net Cash Provided by (Used in) Operating Activities	(151,048)	2,234,672

Cash Flows from Investing Activities:
Disposition of Assets	405	—
Purchase of Fixed Assets	—	(2,197)
Increase in marketable securities	(24,449)	—

Total Cash Used for Investing Activities	(24,044)	(2,197)

Cash Flows from Financing Activities
Proceeds from Notes Payable	12,376	—
Proceeds from members’ investment	1,500,000	—
Capital distribution to members	—	(1,700,000)
Payment on principal of long-term debt	(4,284)	(1,860)
Forgiveness of bad debt	—	(1,000,000)
Proceeds from sale of stock in subsidiaries	510,000	—

Total Cash from (Used by) Financing Activities	2,018,092	(2,701,860)

Increase (Decrease) in Cash	1,867,044	(467,188)

Cash and Cash Equivalents — Beginning of Period	89,637	559,022

Cash and Cash Equivalents — End of Period	$1,932,637	$89,637

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest expense	$21,522	$31,999

Cash paid for income taxes	$—	$—

NON-CASH TRANSACTION
Issuance of membership interest for debt conversion	$—	$441,039

The accompanying notes are an integral part of these financial statements.

VIASPACE TECHNOLOGIES LLC
Consolidated Members’ Equity (Deficit)
December 31, 2004 and 2003

	Membership				Total
	Units	Members	Members	Accumulated	Members
	Shares	Capital	Distribution	Deficit	Equity
Balance — December 31, 2002	20,000,000	$—	$—	$(1,154,289)	$(1,154,289)

Capital distribution	—	—	(1,700,000)	—	(1,700,000)
Capital contributions	—	2,000	—	—	2,000
Net Income for Year	—	—	—	2,265,866	2,265,866
Minority Interest in Consolidated Subisidaries	—	15,130	—	(18,222)	(3,092)

Balance — December 31, 2003	20,000,000	17,130	(1,700,000)	1,093,355	(589,515)

Purchase of stock in subsidiary	—	500,000	—	—	500,000
Capital contributions	—	10,000	—	—	10,000
Debt conversion to stock	974,709	441,064	—	—	441,064
Capital contributions	7,350,000	1,500,000	—	—	1,500,000
Net Loss for the Year	—	—	—	(220,247)	(220,247)
Minority Interest in Consolidated Subisidaries	—	(502,530)	—	11,493	(491,037)

Balance — December 31, 2004	28,324,709	$1,965,664	$(1,700,000)	$884,601	$1,150,265

The accompanying notes are an integral part of these financial statements.

VIASPACE TECHNOLOGIES LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 1 — GENERAL INFORMATION:
The accompanying consolidated financial statements of ViaSpace Technologies LLC, a Delaware limited liability company, (the “Company” or “ViaSpace”), reflect the results of operations for the years ended December 31, 2004 and 2003. The Company was organized on July 28, 1998 in the state of Delaware and is duly registered to transact business in the state of California.
The Company is actively engaged in transforming technologies developed at California Institute of Technology/NASA’s Jet Propulsion Laboratory and other advanced technology centers into commercial enterprises through its strong connections with the advanced technology community. Through its three subsidiaries — Arroyo Sciences, Inc. (added in 2005), Ionfinity LLC (“Ionfinity”) and Direct Methanol Fuel Cell Corporation (“DMFCC”), ViaSpace has a diversified high tech portfolio that includes microelectronics, sensors, homeland security and public safety, energy/fuel cells, information and computational technology, RFTD, e-finance, and mobile e-commerce.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:
Principles of Consolidation - The Company is generally a founding shareholder of its affiliated companies, which are accounted for under the consolidation method. Affiliated companies, of which the Company owns, directly or indirectly and a controlling voting interest, are accounted for under the consolidation method of accounting. Under this method, an affiliated company’s results of operations are reflected within the Company’s consolidated statement of operations. Transactions between the Company and its consolidated affiliated companies are eliminated in consolidation. The Company has adopted FASB 141, Statement of Accounting Standards No 141, “Business Combinations”, which requires use of the purchase method for all business combinations initiated after June 30, 2001.
Minority Interest in Subsidiaries — Minority interest in consolidated subsidiaries represents the minority stockholders’ proportionate share of equity of DMFCC and Ionfinity. At December 31, 2004, the Company owned 46.3% of Ionfinity and 74.7% of DMFCC, representing over 50% voting control. The Company’s controlling interest requires that DMFCC and Ionfinity’s operations be included in the consolidated financial statements. The 53.7% of Ionfinity and 25.3% of DMFCC that is not owned by the Company is shown as “Minority Interest in Consolidated Subsidiaries” in the December 31, 2004 Consolidated Statement of Earnings and Consolidated Balance Sheet.
Cash and Cash Equivalents — The Company considers all highly liquid debt instruments, purchased with an original maturity of three months or less, to be cash equivalents.
Use of Estimates in the Preparation of the Financial Statements — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Impairment of Long-lived Assets — The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset are less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value. For purposes of estimating future cash flows from impaired assets, the Company groups assets at the lowest level for which there are identifiable cash flow that are largely independent of the cash flow of other groups of assets. There have been no impairment charges recorded by the Company.
Fair Value of Financial Instruments - The recorded value of accounts receivables, accounts payable and accrued expenses approximate their fair values based on their short-term nature. The recorded values of long-term debt and liabilities approximate fair value.

VIASPACE TECHNOLOGIES LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (CONT):
Property and Equipment — Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided for using the straight-line method over the estimated useful life of the assets, which range from three to seven years.
Income Taxes — The Company is organized as a limited liability corporation under the provisions of the Internal Revenue Code and state tax codes. Under those provisions, the Company does not pay federal income taxes, but rather, the Company’s income is taxable to its members. The Company is subject to minimum state taxes.
Revenue Recognition — Product sales revenue is recognized upon shipment, as titles passes, FOB shipping point. Management fees are recognized as received for services to third party entities.
Marketable Securities — The Company accounts for marketable securities in accordance with the provisions of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities. Marketable securities consist of listed common stocks with an aggregate cost, based on specific identification of $24,449 as of December 31, 2004. All of the Company’s securities are classified as available for sale securities.
Concentration of Credit Risk — The Company’s financial instruments that are exposed to concentration of credit of credit risk consist primarily of cash equivalents. The Company maintains all of its cash accounts with high credit quality institutions.
NOTE 3 — PROPERTY AND EQUIPMENT:
Property and equipment consist of the following:

	December 31,
	2004	2003	Useful Life
Furniture and Fixtures	$21,148	$21,807	7 years
Computer Equipment	41,595	41,595	3 years
Leasehold Improvements	50,447	50,447	5 years

Total Property and Equipment	113,190	113,849
Accumulated depreciation	103,698	67,609

Net Property and Equipment	$9,492	$46,240

The depreciation expense for 2004 and 2003 are $36,344 and $23,006 respectively.
NOTE 4 — OWNERSHIP INTEREST IN AFFILIATED COMPANIES:
As of December 31, 2004, the Company owned a controlling interest in Ionfinity by owning 46.3% of the outstanding membership interest, which combined with membership interests owned by members of ViaSpace gives ViaSpace a controlling interest.
As of December 31, 2004, the Company owned a majority interest in DMFCC by owning 74.7% of the outstanding shares of voting common stock. In 2004 the Company received funds for investment from an International Company in the amount of $500,000 to purchase preferred stock in DMFCC. ViaSpace remains the majority holder in DMFCC. On May 2, 2005, ViaSpace invested $1.5M in DFMCC to purchase preferred stock.
As of December 31, 2004, the Company owned 100% of the membership interest in Concentric Water Technology, LLC.

VIASPACE TECHNOLOGIES LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 5 — FORGIVENESS OF DEBT AND LOAN CONVERSION:
On August 4, 2000, the Company entered into a Note Purchase Agreement with Hewlett-Packard Company (“HP”), whereby HP agreed to advance up to $10 million for a convertible secured promissory note in the principal amount of $10 million. The Company only drew down $1 million of the available loan. This note was due in August 2004.
As of March 2003, HP had defaulted on the agreement. A settlement was entered into and the Company paid $200,000 to HP and recorded a forgiveness of debt for the remaining $800,000, which HP agreed to forgive. The amount is included in other income in the Company’s consolidated statement of operations.
In 2004, a loan due to the Community Development Commission was converted to membership equity in the Company in the amount of $441,064.
NOTE 6 - LONG-TERM DEBT:
The notes payable balance includes the following:

	2004	2003
Community Development Commission of the County of Los Angeles, non-secured, with interest at 6% due 7/1/2002	$-0-	$441,765

Community Development Commission of the County of Los Angeles, non-secured, with interest at 5% due 9/1/2009	96,392	99,974

Total Long-Term Debt	96,392	541,739
Less Current Portion	14,843	8,033

Net Long-Term Debt	$81,549	$533,706

The monthly payments on this note are $1,237 for 2005.
NOTE 7 — NOTE PAYABLE — RELATED PARTY:
In 2004 a loan was made to the Company by Carl Kukkonen and Amjad Abdallat, officers of the Company, to pay for expenses of the Company during the year. Balance of these notes at December 31, 2004 was $12,376. These loans were repaid in March 2005.
NOTE 8 — COMMITMENTS AND CONTINGENCIES:
Operating Leases — The Company leases certain facilities. The Company’s leases are renewable monthly. Rent expense for the years ended December 31, 2004 and 2003 were $7,010 and $56,051 respectively.

VIASPACE TECHNOLOGIES LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 9 — SUBSEQUENT EVENTS:
A Memorandum of Agreement between SNK Capital Trust and ViaSpace was introduced on December 21, 2004. The objective was to complete a reverse merger between ViaSpace and an OTC BB listed public company “Newco” with $10 million in financing to incubate technology innovation form NASA/Caltech Jet Propulsion Laboratory, National Research & Development Laboratories, Universities and other National Centers of technology excellence. The priority focus is on Nano-Technology, Sensors, Clean Energy, Interactive Radio, Water Reclamation & Desalinization and Homeland Security. As discussed below, this merger was completed and signed on June 22, 2005.
The first deposit of $1.5 million was received in December 2004 from SNK Capital in exchange for 7,350,000 membership units in ViaSpace. An additional $1 million was received in February 2005 in exchange for 2,000,000 additional membership units in ViaSpace.
On May 5, 2005, ViaSpace invested $1.5 million in DMFCC to purchase preferred stock in DMFCC.
On January 2, 2005, the Company, as a founding shareholder, obtained a majority interest of Arroyo Sciences, Inc. in exchange for 3,767,128 membership units of the Company. On May 10, 2005, the Company exchanged 7,500,000 membership units of the Company in exchange for 8,400,000 shares of Arroyo Science common shares. As of May 10, 2005, the Company owns 99.8% of Arroyo Sciences.
On June 15, 2005, Global-Wide Publications, Ltd. (“Global-Wide”) entered into an Agreement and Plan of Merger with ViaSpace (the “Merger Agreement”). Pursuant to the Merger Agreement, on June 22, 2005, Global-Wide changed its name to VIASPACE Inc. and issued 226,800,000 shares of its common stock in exchange for 100% of the membership units of ViaSpace.
NOTE 10 — FINANCIAL ACCOUNTING DEVELOPMENTS:
Recently Issued Accounting Pronouncements:
In February 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (“SFAS No. 150”). The provisions of SFAS No. 150 are effective for financial instruments entered into or modified after May 31, 2003, and otherwise are effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities. The Company has not issued any financial instruments with such characteristics.
In December 2003, the FASB issued FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities” (“FIN No. 46R”), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. FIN No. 46R replaces FASB Interpretation No. 46, “Consolidation of Variable Interest Entities”, which was issued in January 2003. Companies are required to apply FIN No. 46R to variable interests in variable interest entities (“VIEs”) created after December 31, 2003. For variable interest in VIEs created before January 1, 2004, the Interpretation is applied beginning January 1, 2005. For any VIEs that must be consolidated under FIN No. 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially are measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN No. 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE. The Company does not have any interest in any VIE.

VIASPACE TECHNOLOGIES LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 10 — FINANCIAL ACCOUNTING DEVELOPMENTS (CONT):
In December 2004, the FASB issued SFAS No. 123(R)(revised 2004), “Share-Based Payment” which amends FASB Statement No. 123 and will be effective for public companies for interim or annual periods after June 15, 2005. The new standard will require entities to expense employee stock options and other share-based payments. The new standard may be adopted in one of three ways — the modified prospective transition method, a variation of the modified prospective transition method or the modified retrospective transition method. The Company is evaluating how it will adopt the standard and evaluating the effect that the adoption of SFAS 123(R) will have on its financial position and results of operations.
In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling cost, and wasted material (spoilage). Paragraph 5 of ARB No. 43, Chapter 4, previously stated that “under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges.” SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the prospectively and are effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted for inventory costs incurred during fiscal years beginning after the date this Statement was issued. The adoption of SFAS No. 151 is not expected to have a material impact on the Company’s financial position and results of operations.
In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS No. 153 is not expected to have a material impact on the Company’s financial position and results of operations.

VIASPACE TECHNOLOGIES LLC
Unaudited Consolidated Balance Sheets
March 31,

	2005	2004
ASSETS

Current Assets:
Cash & Cash Equivalents	$2,862,629	$49,145
Accounts Receivable	218,000	996
Prepaid Expenses	697	3,417

Total Current Assets	3,081,326	53,558

Fixed Assets:
Computer Equipment	43,354	41,595
Office Equipment & Furniture	21,148	21,807
Leasehold Improvements	50,447	50,447

Total Fixed Assets	114,949	113,849
Less Accumulated Depreciation	(105,660)	(69,609)

Net Fixed Assets	9,289	44,240

Other Assets:
Marketable Securities	33,617	—
Security Deposit	1,502

Total Other Assets	35,119	—

TOTAL ASSETS	$3,125,734	$97,798

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities
Accounts Payable	$284,205	$11,693
Accrued Expenses	232,095	188,105
Unearned Revenue	93,000	—
Current Portion of Long-Term Debt	15,217	14,843
Notes Payable — Related Party	—	—

Total Current Liabilities	624,517	214,641

Long-Term Debt
Long-Term Debt	127,592	526,371

Total Long-Term Debt	127,592	526,371

Minority Interest in Consolidated Subsidiaries	450,882	156

Members’ Equity (Deficit)	1,922,743	(643,370)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,125,734	$97,798

VIASPACE TECHNOLOGIES LLC
Unaudited Consolidated Statement of Operations
Three Months Ended March 31,

	2005	2004
REVENUE:

Government Contracts	$35,000	$—
Other Contracts	11,667	—

Total Revenue	46,667	—

Less Cost of Goods Sold	45,124	—

Net Profit	1,543	—

EXPENSES:
Payroll and Payroll Taxes	176,825	10,000
Consulting Fees	44,001	8,535
Professional Fees	17,956	1,808
Travel	13,180	10,971
Administrative Expenses	10,396	15,831
Rent	6,401	1,642
Depreciation	1,962	—

Total Operating Expenses	270,721	48,787

Net (Loss) from Operations	(269,178)	(48,787)

Other Income/Expenses:
Interest and Other Income	10,195	2,008
Interest Expense	(1,875)	(8,013)
Gain on Marketable Securities	9,168	—

Total Other Income/Expense	17,488	(6,005)

Net (Loss) Before Minority Interest	(251,690)	(54,792)

Minority Interest in Net (Loss) of Consolidated Subsidiaries	38,718	936

Net (Loss)	$(212,972)	$(53,856)

VIASPACE TECHNOLOGIES LLC
Uuaudited Consolidated Cash Flows
Three Months Ended March 31,
Indirect Method

	2004	2003
Cash Flows from Operating Activities:
Net Profit/(Loss)	$(212,972)	$(53,856)
Depreciation	1,962	2,000
Adjustments to reconcile net profit (loss) to net cash provided by (used in) operating activities
Decrease in Accounts Receivable	147,861	—
Decrease (Increase) in Prepaid Expenses	(697)	5,733
(Increase) in Other Assets	(10,670)	—
Increase (Decrease) in Accounts Payable	(66,442)	7,091
Increase in Unearned Revenue	73,333	—
Increase Accrued Expenses and Other	20,295	—
(Decrease) in Related Party Payable	(12,376)	—
Minority Interest in Consolidated Subsidiaries	(38,718)	(935)

Net Cash (Used in) Operating Activities	(98,424)	(39,967)

Cash Flows from Investing Activities:
Purchase of Fixed Assets	(1,759)	—

Total Cash Used for Investing Activities	(1,759)	—

Cash Flows from Financing Activities
Proceeds from members’ investment	1,000,000	—
Beginning cash from newly consolidated subsidiary	33,758	—
Payment on principal of long-term debt	(3,583)	(525)

Total Cash from (Used by) Financing Activities	1,030,175	(525)

Increase (Decrease) in Cash	931,751	(40,492)

Cash and Cash Equivalents — Beginning of Period	1,932,637	89,637

Cash and Cash Equivalents — End of Period	$2,862,629	$49,145

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest expense	$1,875	$8,013

Cash paid for income taxes	$—	$—

VIASPACE TECHNOLOGIES LLC
Unaudited Consolidated Members’ Equity (Deficit)
March 31, 2005

	Membership				Total
	Units	Members	Members	Accumulated	Members
	Shares	Capital	Distribution	Deficit	Equity
Balance — December 31, 2002	20,000,000	$—	$—	$(1,154,289)	$(1,154,289)

Capital distribution	—	0	(1,700,000)	—	(1,700,000)
Capital contributions	—	2,000	—	—	2,000
Net Income for Year	—	—	—	2,265,866	2,265,866
Minority Interest in Consolidated Subsidiaries	—	15,130	—	(18,222)	(3,092)

Balance — December 31, 2003	20,000,000	17,130	(1,700,000)	1,093,355	(589,515)

Purchase of stock in subsidiary	—	500,000	—	—	500,000
Capital contributions	—	10,000	—	—	10,000
Debt conversion to stock	974,709	441,064	—	—	441,064
Capital contributions	7,350,000	1,500,000	—	—	1,500,000
Net Loss for the Year	—	—	—	(220,247)	(220,247)
Minority Interest in Consolidated Subsidiaries	—	(502,530)	—	11,493	(491,037)

Balance — December 31, 2004	28,324,709	1,965,664	(1,700,000)	884,601	1,150,265

Membership units issued for stock in subsidiary	3,767,128	—	—	—	—
Capital contributions	2,000,000	1,000,000	—	—	1,000,000
Net Loss for the Year	—	—	—	(251,690)	(251,690)
Minority Interest in Consolidated Subsidiaries	—	(14,550)	—	38,718	24,168

Balance — March 31, 2005	34,091,837	$2,951,114	$(1,700,000)	$671,629	$1,922,743